SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 June 20, 2005

                     DEFAULT PROOF CREDIT CARD SYSTEM, INC.
             (Exact Name of Registrant as Specified in its Charter)

                   Florida                            0-17114
           (State or other Jurisdiction         (Commission File No.)
            of Incorporation or Organization)

                                   59-2686523
                    (I.R.S. Employer Identification Number)

                                1545 Miller Road
                             Coral Gables, Florida
                                   33146-2309
               (Address of Principal Zip Code Executive Offices)

    Registrant's Telephone Number,  including Area Code:   (305) 666-1460
=========================================================================

Item 5.02- Departure of Director

On May 1, 2005 Jose E. Aguirre independent Director of Default Proof Credit Card System, Inc., notified the Board of Directors that effective on this date and because of his transfer to the State of California in the next following weeks, to accept his resignation as a member of the Company's Board of Directors.

The Board of Directors accepted Mr. Aguirres resignation.

Item 8.01- Other Event

On June 16, 2005 the U.S. Court of Appeals for the Federal Circuit have hold claim 1 of Default Proof Credit Card System, Inc. U.S. Patent No. 6,405,182 invalid as indefinite under 35 U. S. C. Section, 112, Paragraph 2. in that respect we affirm the district court's grant of summary judgment of invalidity. Because the defendants do not appeal the district court's holding that dependent claims 2 through 7 are not invalid, we leave that portion of the judgment undisturbed -- AFFIRMED

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on its behalf by the undersigned hereunto duly authorized.


DEFAULT PROOF CREDIT CARD SYSTEM, Inc.
(Registrant)


Date: June 20, 2005

By:/s/ VINCENT CUERVO
-----------------------
       Vincent Cuervo
       Chief Executive Officer